UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

Current Report
Pursuant to Section 13 or 15(d) of the Securities and
Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 17, 2002

HELPMATE ROBOTICS INC.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	1-14160 (Commission File Number)	06-1110906 (I.R.S. Employer Identification No.)

37 North Orange Ave, Ste. 500 Orlando, Florida (Address of principal executive offices)	32801 (Zip Code)

Registrant’s telephone number, including area code: (407) 926-6615

Explanatory Note

This Amendment No. 1 is being filed for the purpose of correcting the date on which the Company’s new auditors were engaged and to make clear that there were no issues with Arthur Andersen LLP during the last three immediately preceding annual periods through the date of this filing.

Item 4.    Changes in Registrant’s Certifying Accountant.

(a)  (i)  On August 5, 2002, HelpMate Robotics Inc. (the “Company”) received a letter from the Securities Exchange Commission (the “SEC”) which advised that the SEC had received a letter from Arthur Andersen LLP (“Andersen”) whereby Andersen had notified the SEC that it was unable to perform future audit services for the Company and, as a result, Andersen’s relationship with the Company was effectively terminated.

(ii) The audit reports of Andersen on the consolidated financial statements of the Company for each of the fiscal years ended December 31, 2001, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)  During the fiscal years ended December 31, 2001, 2000 and 1999, as well as through the date of this filing, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

(iv)  During the fiscal years ended December 31, 2001, 2000 and 1999, as well as through the date of this filing, there were no “reportable events” as defined by Item 304(a)(1)(v)of Regulation S-B.

(v)  The Company requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Because Anderson no longer employs the engagement partner or manager, the Company is unable to provide this letter.

(b)  In anticipation of Andersen’s position, on August 6, 2002, the Company engaged the accounting firm of Parks, Tschopp, Whitcomb and Orr, P.A. as independent accountants for fiscal year 2002 to replace Andersen. Neither the Company nor anyone on its behalf has consulted with Parks, Tschopp, Whitcomb and Orr, P.A. on any accounting, auditing or reporting matter, prior to their appointment as independent accountants, saving the audit of its wholly-owned subsidiary PainCare, Inc. and its subsidiaries which were acquired effective as of July 17, 2002.

(c)  The decision to engage Parks, Tschopp, Whitcomb and Orr, P.A. as independent public accountants was made by the Board of Directors of the Company following the recommendation of its Audit Committee.

Item 5.    Other Events

On July 17, 2002, the Company issued a press release to announce that it had completed the closing of its merger with PainCare, Inc. The completion of the merger follows the effectiveness of the Helpmate/PainCare S-4 Registration Statement which was declared effective by the SEC as of July 12, 2002. The Company will continue to trade under the symbol “HMRB” until it obtains shareholder approval to change the name of the company to PainCare, Inc. and applies for a new trading symbol. The press release is attached hereto as Exhibit 99.1.

THE STATEMENTS CONTAINED IN THIS REPORT THAT ARE NOT PURELY HISTORICAL ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, INCLUDING STATEMENTS REGARDING THE COMPANY’S EXPECTATIONS, BELIEFS, HOPES, INTENTIONS, ANTICIPATION, PLANS, ESTIMATES, OR LIKELY RESULTS REGARDING THE FUTURE. ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS REPORT FALL WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, ARE BASED UPON INFORMATION AVAILABLE TO THE COMPANY AS OF THE DATE THEREOF, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY SUCH FORWARD- LOOKING STATEMENTS. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THE COMPANY’S CURRENT EXPECTATIONS. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, UNFAVORABLE ECONOMIC AND MARKET CONDITIONS. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELPMATE ROBOTICS INC. (Registrant)

/s/ RANDY LUBINSKY
Randy Lubinsky Chief Executive Officer

/s/ MARK SZPORKA
Mark Szporka Chief Financial Officer